SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)   May 23, 1997
                                                    ------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        1-8483                                          95-3825062
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(Commission File Number)                   (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California           90245
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On May 23, 1997 the following news release was issued:

             UNOCAL RESTATES 1996 EARNINGS PER SHARE
    TO REFLECT NON-CASH CHARGE RELATED TO PREFERRED EXCHANGE

     El Segundo, Calif., May 23, 1997 -- Unocal Corporation today announced it has restated previously reported earnings-per-common-share amounts for the third quarter and full year 1996 to reflect a non-cash reduction resulting from the September 1996 exchange of 6-1/4% Trust Convertible Preferred Securities of Unocal
Capital Trust for shares of Unocal's $3.50 Convertible Preferred
Stock.
     The restatement does not affect 1996 net earnings, cash flows or stockholders' equity amounts previously reported by the company.
     Unocal recently initiated discussions with the Securities and Exchange Commission (SEC) seeking clarification of a technical accounting issue regarding whether the company's interpretation of its preferred exchange transaction as a security conversion, with no impact on earnings per share, was appropriate.
     As a result of these discussions, the company restated earnings per share to reflect the excess of the fair value of the new preferred securities over the carrying amount of the $3.50 Preferred Stock that was received in the exchange. This amount had been properly charged to retained earnings in 1996.
     The company has filed with the SEC amendments to its Form 10-K report for the year ended December 31, 1996, and Form 10-Q report for the quarter ended September 30, 1996.
     The previously reported and the restated earnings per common share amounts for those periods are provided in the attached table.
     Unocal Corporation is the world's largest independent exploration and production company with reserves of more than 9.8 trillion cubic feet of natural gas equivalent (1.6 billion barrels of oil equivalent) and major oil and gas production activities in Asia and the U.S. Gulf of Mexico.
     News releases and other company information are available at Unocal's website, http://www.unocal.com.

EARNINGS PER SHARE AMOUNTS AS REVISED

Dollars in millions except per share amounts

                                                                       For the year ending
                                                                        December 31, 1996

                                                                     Previously
                                                                      Reported        Restated
                                                                     ---------        --------
Net earnings                                                         $      36        $    36
Dividends on preferred stock                                                18             18
Non-cash charge related to exchange of preferred stock                   --                54
                                                                     ---------        --------
   Net earnings (loss) applicable to common stock                    $      18        $   (36)
                                                                     ---------        --------
                                                                     ---------        --------

Earnings (loss) per share of common stock assuming no dilution:
   Continuing operations                                             $    1.76        $   1.54
   Discontinued operations                                               (1.69)          (1.69)
                                                                     ----------       --------
   Net earnings (loss) per share                                     $    0.07        $  (0.15)
                                                                     ----------       ---------
                                                                     ----------       ---------


                                                                     For the three months ending
                                                                         September 30, 1996

                                                                     Previously
                                                                      Reported        Restated
                                                                      --------        --------
Net earnings                                                          $    171        $   171
Dividends on preferred stock                                             --             --
Non-cash charge related to exchange of preferred stock                   --                54
                                                                      --------        --------
   Net earnings (loss) applicable to common stock                     $    171        $   117
                                                                      --------        --------
                                                                      --------        --------

Earnings (loss) per share of common stock assuming no dilution:
   Continuing operations                                              $   0.54        $   0.32
   Discontinued operations                                                0.15            0.15
                                                                      ---------       --------
   Net earnings (loss) per share                                      $   0.69        $   0.47
                                                                      ---------       ---------
                                                                      ---------       ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be sigend on its behalf by the undersigned, thereunto duly authorized.



                                        UNOCAL CORPORATION
                                            (Registrant)



Date: May 23, 1997                      By /s/ CHARLES S. MCDOWELL
                                        --------------------------
                                           Charles S. McDowell
                                           Vice President and Comptroller